UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

NUVILEX, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12510 Prosperity Drive, Suite 310 Silver Spring, Maryland	20904-1643
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (877) 598-7616

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2013, Registrant appointed Kenneth L. Waggoner to replace Robert F. Ryan as its Chief Executive Officer and President of Registrant. On that same date, Registrant appointed Robert F. Ryan to serve as the Chief Science Officer of Registrant. Registrant and Messrs. Waggoner and Ryan are currently in the processes of finalizing their respective Independent Contractor Agreements; however, as of the date hereof, no such Agreements have been finalized.

Item 8.01 Other Events.

On November 25, 2013, Registrant issued a press release announcing the appointment of of Kenneth L. Waggoner as the Chief Executive Officer of Registrant and Robert F. Ryan as the Chief Science Officer of Registrant. A copy of the press release is attached hereto and incorporated by this reference as Exhibit 99.1.

Item 9.01 Exhibits.

99.1      Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvilex, Inc.

Date: November 25, 2013

/s/ Kenneth L. Waggoner

Kenneth L. Waggoner

Chief Executive Officer